EXHIBIT 99.1

          Statement of Filing Persons pursuant to Rule 13d-1(k)(1)(iii)


Each of William K. Coors, Peter H. Coors, Joseph Coors, Jr., Jeffrey H. Coors, the Adolph Coors, Jr. Trust, the Grover C. Coors Trust, the May K. Coors Trust, and the Herman F. Coors Trust ("Filing Persons") hereby agree that this Schedule 13D Amendment No. 3 is filed on behalf of each of the Filing Persons.



William K. Coors


 /s/ William K. Coors                                   August 15, 2000
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                                                        Date



Peter H. Coors


 /s/ Peter H. Coors                                     August 15, 2000
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                                                        Date



Joseph Coors, Jr.


 /s/ Joseph Coors, Jr.                                  August 15, 2000
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                                                        Date



Jeffrey H. Coors


 /s/ *                                                  August 15, 2000
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                                                        Date



Adolph Coors, Jr. Trust

BY:


 /s/ William K. Coors                                   August 15, 2000
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William K. Coors                                        Date
Trustee



Grover C. Coors Trust

BY:


 /s/ William K. Coors                                    August 15, 2000
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William K. Coors                                         Date
Trustee



May K. Coors Trust

BY:


 /s/ *                                                   August 15, 2000
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Jeffrey H. Coors                                         Date
Trustee



Herman F. Coors Trust

BY:


 /s/ Joseph Coors, Jr.                                   August 15, 2000
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Joseph Coors, Jr.                                        Date
Trustee


*  By /s/ Jill B.W. Sisson
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      Jill B.W. Sisson, Attorney in Fact